UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

A. H. Belo Corporation (the “Company”) is providing the following update on the filing of its Form 10-K for the fiscal year ended December 31, 2019. As result of the global outbreak of the COVID-19 virus and out of an abundance of caution, members of the Company’s newsroom and certain other employees, including financial reporting staff, have been working remotely since on or about March 10, 2020. On March 13, 2020, the Company’s independent public accounting firm, Grant Thornton LLP, advised the Company that its professional staff engaged in the review of the Company’s financial statements and preparation of the accompanying audit report would no longer be present at the Company’s facilities as a result of the COVID-19 virus. The Company is working with its audit firm to determine how the audit firm’s personnel will engage in audit activities during this time. The Company also anticipates that the number of its personnel telecommuting may increase further, including personnel necessary for financial reporting and audit activities.

In light of the factors described below relating to certain Securities Exchange Act of 1934 (the “Exchange Act”) reports of the Company covering prior fiscal periods, the Company had initially planned to avail itself of the fifteen day filing extension provided by Rule 12b-25 under the Exchange Act in order to complete its work on its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. In light of the impact of the additional factors described above, the Company now believes that it will be unable to compile and review certain information required in order to permit the Company to file a timely Annual Report on Form 10-K for its year ended December 31, 2019 by the prescribed date, taking into account the extension normally available under Rule 12b-25 under the Exchange Act, without unreasonable effort or expense.

On March 4, 2020 the Securities and Exchange Commission (the “SEC”) issued an Order (Release No. 34-88318) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

The Company is relying on this Order and is furnishing this Current Report on Form 8-K by the original filing deadline of the report. The Company currently expects to file its Annual Report on Form 10-K approximately 45 days after March 31, 2020. The Company will evaluate its need for an additional extension under Rule 12b-25 at that time, as contemplated by the Order.

Previously, on November 20, 2019, the Company issued a press release announcing the late filing of its quarterly report on Form 10-Q for the quarter ended September 30, 2019, and its plan to amend its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019. A copy of that press release was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 20, 2019. In a press release dated January 28, 2020, the Company issued an update on its progress in completing the work associated with these filings. A copy of that press release was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 28, 2020.

In addition to preparing the 2019 Annual Report on Form 10-K, the Company and its auditors have focused their resources on completing the review and filing of the Company’s (1) amended Form 10-K for the fiscal year ended December 31, 2018; (2) amended Forms 10-Q for the quarters ended March 31, 2019 and June 30, 2019; and (3) Form 10-Q for the quarter ended September 30, 2019. The Company anticipates it will file the 2018 amended Form 10-K and the amended Forms 10-Q for the quarters ended March 31, 2019 and June 30, 2019 prior to the end of April 2020, and anticipates it will be able to file its Form 10-Q for the quarter ended September 30, 2019 within the six-month period to cure such deficiency provided for under New York Stock Exchange Rules.

Items  8.01. Other Events.

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Exchange Act with the following risk factor:

We are susceptible to general economic conditions, natural catastrophic events and public health crises, and a downturn in advertising and marketing spending by advertisers could adversely affect our operating results.

Our operating results will be subject to fluctuations based on general economic conditions, in particular those conditions that impact advertiser-consumer transactions. Deterioration in economic conditions could cause decreases in or delays in advertising spending and reduce and/or negatively impact our short-term ability to grow our revenues. Further, any decreased collectability of accounts receivable or early termination of agreements due to deterioration in economic conditions could negatively impact our results of operations.

Furthermore, our business is subject to the impact of natural catastrophic events such as earthquakes, floods or power outages, political crises such as terrorism or war, and public health crises, such as disease outbreaks, epidemics, or pandemics in the U.S. and global economies, our markets and business locations. Currently, the rapid spread of coronavirus (COVID-19) globally has resulted in increased travel restrictions and disruption and shutdown of businesses. We may experience impacts from quarantines, market downturns and changes in customer behavior related to pandemic fears and impacts on our workforce if the virus becomes widespread in any of our markets. If the virus were to affect a significant number of our workforce employed in our printing operations, we may experience delays or the inability to produce, print and deliver our and third party print publications on a timely basis. In addition, one or more of our customers, distribution partners, service providers or suppliers may experience financial distress, file for bankruptcy protection, go out of business, or suffer disruptions in their business due to the coronavirus outbreak. The extent to which the coronavirus impacts our results will depend on future developments, which are highly uncertain and will include emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus, but is likely to result in a material adverse impact on our business, results of operations and financial condition at least for the near term.

Forward-Looking Statements

Statements in this Current Report on Form 8-K are “forward-looking statements” as the term is defined under applicable securities laws. These statements include the anticipated timing of the filing of Company’s quarterly and annual statements under the Exchange Act; the expected impact of the COVID-19 virus outbreak on the Company’s financial reporting capabilities and its operations generally and the potential impact of such virus on the Company’s customers, distribution partners, advertisers and production facilities and other third parties. These and other forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements. Such risks and uncertainties are, in many instances, beyond the Company’s control. Forward-looking statements, which are presented as of the date of this filing, will not be updated to reflect events or circumstances after the date of this statement except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2020	A. H. BELO CORPORATION

	By:	/s/ Katy Murray
Katy Murray
Senior Vice President/Chief Financial Officer